SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

Deutsche Small Cap Value Fund
The previously scheduled shareholder meeting to approve the merger of the Deutsche Small Cap Value Fund (the “Fund”) into Deutsche Small Cap Core Fund has been adjourned to a later date. If approved by shareholders, and subject to other conditions being met, the merger is expected to occur on or about February 12, 2018. If the merger is not approved by shareholders or otherwise does not occur, the Fund will continue to be managed as a separate fund and the Board will take such action, if any, that it deems to be in the best interest of the Fund.
The foregoing is not a solicitation of any proxy.
Please Retain This Supplement for Future Reference

November 21, 2017
PROSTKR-987